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                                                                         EX 23.2





                         CONSENT OF INDEPENDENT AUDITORS



              We consent to the incorporation by reference in this Registration Statement on Form S-3 our Report on the Financial Statements and Schedules of The Standard Register Company included in the Annual Report on Form 10-K for the year ended December 31, 1995.





                                              /s/BATTELLE & BATTELLE PLL
                                         ------------------------------------





Dayton, Ohio
April 17, 1996